[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              MID CAP GROWTH FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Eric  B. Fischman+                                       business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

MFS(R) PRIVACY POLICY

-------------------------------------------------------------------------------
At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -49.30%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return over the same period of -26.34% for the fund's benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

A CHALLENGING ENVIRONMENT
Despite a strong rally in the fourth quarter of 2001, the period overall was characterized by a volatile and falling market, due largely to weak fundamentals at a majority of companies. In addition, investor confidence was sharply eroded this year by a series of accounting scandals at firms that had formerly been poster children for the 1990s boom. Toward the end of the period, it appeared to us that the pace of the erosion had started to slow, but we've not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits.

As our analysts and fund managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although there was strong growth in gross domestic product (GDP) in the first quarter of 2002, that was largely driven by consumer spending, and we have seen skepticism among investors that the pace of consumer spending can hold up. As of the end of the period, it appeared to us that the market environment was likely to remain uncertain and challenging for the near term.

DETRACTORS FROM PERFORMANCE
The main reason for the portfolio's poor performance, on both an absolute and a relative basis, was the concentration of the portfolio; we held a number of very large positions in stocks that underperformed our benchmark. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well for the portfolio; in the past six months, however, that strategy hurt performance.

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the portfolio was Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc's stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continued to have confidence in the company's long-term prospects. Thinprep has remained the dominant product in its market, and Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign's business, security software for Internet transactions.

Stock in Genzyme, a biotechnology firm that was another large holding in the portfolio, also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

CHANGES IN MANAGEMENT AND STRATEGY
In June of 2002, Mark Regan, who had been lead manager of the portfolio, left the portfolio management team and we became managers of the fund. Having worked closely with Mark Regan in the past, our investment philosophy is similar to that of previous management, in that we look for mid-cap companies that we believe have strong market shares in their industries and will offer growth at a reasonable price.

However, by the end of the period we had made a shift in portfolio construction that we expect to refine over the next quarter or so -- a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more companies in the portfolio and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas outside of industries in which this portfolio has historically invested. Also, given the uncertainty in near- term company fundamentals and the equity market environment, we believe that an increase in portfolio diversification should reduce short-term volatility while staying true to our goal of outperforming the benchmark over a full market cycle.

POSITIONING GOING FORWARD
At the end of the period, we were invested in some relatively new areas for the portfolio that we think should perform better during the uncertain market environment we have been experiencing. Banks and nonbank financial services companies were one example. In a general move to increase our exposure to the consumer, we also increased our holdings in the leisure sector, including areas such as restaurant chains, and in the retail sector. Health care is another sector in which we've found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that these new ideas may help us navigate a market that may continue to be volatile and uncertain for some time.

    Respectfully,

/s/ Eric B. Fischman                    /s/ David E. Sette-Ducati

    Eric B. Fischman                        David E. Sette-Ducati
    Portfolio Manager                       Portfolio Manager

Note to investors: In June, 2002, David E. Sette-Ducati became lead manager of the portfolio, replacing Mark Regan, and Eric B. Fischman became a manager of the portfolio. Mr. Sette-Ducati had previously worked with Mr. Regan as a manager of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, D.C. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $134.6 million net assets as of June 30, 2002.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2002. Index information is from January 1, 1996.)

                                     MFS
                                Institutional         Russell
                                   Mid Cap             MidCap
                                 Growth Fund        Growth Index
            "12/95"             $ 3,000,000          $3,000,000
            "6/97"                3,770,000           3,896,000
            "6/98"                4,868,000           4,831,000
            "6/99"                5,942,000           5,812,000
            "6/00"               10,729,000           8,637,000
            "6/01"                9,046,000           5,915,000
            "6/02"                4,586,273           4,357,480

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                   1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -49.30%      -22.82%      +21.66%      +52.88%
--------------------------------------------------------------------------------
Average Annual Total Return       -49.30%      - 8.27%      + 4.00%      + 6.74%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                   1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------
Russell MidCap Growth Index#      -26.34%      - 9.16%      + 2.27%      + 5.91%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 28, 1995, through June 30, 2002. Index information is from
    January 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 101.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.6%
  Aerospace - 1.3%
    General Motors Corp., "H"*                                         170,600             $  1,774,240
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 1.5%
    Nike, Inc., "B"                                                     37,000             $  1,985,050
-------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Harley-Davidson, Inc.                                               18,500             $    948,495
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.8%
    Comerica, Inc.                                                      11,000             $    675,400
    First Tennessee National Corp.                                      17,300                  662,590
    SouthTrust Corp.                                                    43,600                1,138,832
                                                                                           ------------
                                                                                           $  2,476,822
-------------------------------------------------------------------------------------------------------
  Business Machines - Peripherals - 0.7%
    Network Appliance, Inc.*                                            74,700             $    929,268
-------------------------------------------------------------------------------------------------------
  Business Services - 14.1%
    BISYS Group, Inc.*                                                  39,200             $  1,305,360
    CheckFree Corp.*                                                   163,300                2,554,012
    Concord EFS, Inc.*                                                  34,000                1,024,760
    CSG Systems International, Inc.*                                   231,740                4,435,503
    DST Systems, Inc.*                                                  47,000                2,148,370
    Fiserv, Inc.*                                                       12,800                  469,888
    S1 Corp.*                                                          368,299                2,721,730
    Sabre Group Holding, Inc., "A"*                                     38,100                1,363,980
    SunGard Data Systems, Inc.*                                         74,300                1,967,464
    VISX, Inc.*                                                         93,300                1,016,970
                                                                                           ------------
                                                                                           $ 19,008,037
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.9%
    IMPATH, Inc.*                                                       68,000             $  1,220,600
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 5.5%
    Ascential Software Corp.*                                            1,176             $      3,281
    ePresence, Inc.*                                                    96,500                  361,875
    Internet Security Systems, Inc.*                                    59,000                  774,080
    Retek, Inc.*                                                         4,800                  116,640
    RSA Security, Inc.*                                                 92,650                  445,647
    VeriSign, Inc.*                                                    391,837                2,817,308
    VERITAS Software Corp.*                                            145,900                2,887,361
                                                                                           ------------
                                                                                           $  7,406,192
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.8%
    BEA Systems, Inc.*                                                 137,800             $  1,310,478
    Brocade Communications Systems, Inc.*                              114,700                2,004,956
    Citrix Systems, Inc.*                                              524,800                3,169,792
    Global Payments, Inc.                                               34,500                1,026,375
    Jack Henry & Associates, Inc.                                       53,100                  886,239
    Macrovision Corp.*                                                 128,400                1,683,324
    McDATA Corp., "A"*                                                 179,300                1,579,633
    McDATA Corp., "B"*                                                   6,800                   60,520
    PeopleSoft, Inc.*                                                   54,300                  807,984
    Rational Software Corp.*                                           177,710                1,458,999
    Siebel Systems, Inc.*                                               38,300                  544,626
                                                                                           ------------
                                                                                           $ 14,532,926
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.2%
    Switchboard, Inc.*                                                  83,760             $    283,109
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Cable Design Technologies Corp.*                                    37,875             $    388,219
-------------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Advanced Micro Devices, Inc.*                                       31,800             $    309,096
    Broadcom Corp.*                                                     44,800                  785,792
    GlobespanVirata, Inc.*                                              74,500                  288,315
    Intersil Corp.*                                                     33,300                  711,954
    JDS Uniphase Corp.*                                                185,000                  493,950
    Novellus Systems, Inc.*                                             17,200                  584,800
                                                                                           ------------
                                                                                           $  3,173,907
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Clear Channel Communications, Inc.*                                  3,000             $     96,060
    Entercom Communications Corp.*                                       7,700                  353,430
    Hearst-Argyle Television, Inc.*                                      9,900                  223,245
    Lin TV Corp.*                                                       10,000                  270,400
    Univision Communications, Inc., "A"*                                52,500                1,648,500
    Westwood One, Inc.*                                                  7,300                  243,966
                                                                                           ------------
                                                                                           $  2,835,601
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Federal Agricultural Mortgage Corp.*                                 2,300             $     61,410
    Investment Technology Group*                                         4,200                  137,340
    Principal Financial Group, Inc.*                                    31,710                  983,010
                                                                                           ------------
                                                                                           $  1,181,760
-------------------------------------------------------------------------------------------------------
  Insurance - 1.5%
    Arthur J. Gallagher & Co.                                           57,700             $  1,999,305
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.1%
    Allergan, Inc.                                                      22,300             $  1,488,525
    Mylan Laboratories, Inc.                                            17,000                  532,950
    Stryker Corp.                                                       12,100                  647,471
    Weight Watchers International, Inc.*                                 2,260                   98,174
                                                                                           ------------
                                                                                           $  2,767,120
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 11.5%
    Applera Corp.-Applied Biosystems Group                              85,000             $  1,656,650
    Caremark Rx, Inc.*                                                  98,600                1,626,900
    Cytyc Corp.*                                                       451,600                3,441,192
    Genzyme Corp.*                                                      73,600                1,416,064
    HEALTHSOUTH Corp.*                                                 224,200                2,867,518
    IMS Health, Inc.                                                   190,700                3,423,065
    Lincare Holdings, Inc.*                                             32,400                1,046,520
                                                                                           ------------
                                                                                           $ 15,477,909
-------------------------------------------------------------------------------------------------------
  Oil Services - 4.5%
    Baker Hughes, Inc.                                                  53,800             $  1,791,002
    BJ Services Co.*                                                     9,600                  325,248
    Diamond Offshore Drilling, Inc.                                     28,400                  809,400
    Noble Corp.*                                                        82,300                3,176,780
                                                                                           ------------
                                                                                           $  6,102,430
-------------------------------------------------------------------------------------------------------
  Oils - 3.9%
    Devon Energy Corp.                                                  53,280             $  2,625,638
    Newfield Exploration Co.*                                           71,500                2,657,655
                                                                                           ------------
                                                                                           $  5,283,293
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 6.6%
    E.W. Scripps Co.                                                     4,300             $    331,100
    McGraw-Hill Cos., Inc.                                              42,500                2,537,250
    New York Times Co.                                                   8,900                  458,350
    Scholastic Corp.*                                                  116,600                4,419,140
    Tribune Co.                                                         26,800                1,165,800
                                                                                           ------------
                                                                                           $  8,911,640
-------------------------------------------------------------------------------------------------------
  Restaurants - 1.6%
    Brinker International, Inc.*                                        26,900             $    854,075
    Outback Steakhouse, Inc.*                                           36,300                1,274,130
                                                                                           ------------
                                                                                           $  2,128,205
-------------------------------------------------------------------------------------------------------
  Retail - 5.0%
    Best Buy Co., Inc.*                                                 25,500             $    925,650
    BJ's Wholesale Club, Inc.*                                          27,100                1,043,350
    Circuit City Stores, Inc.                                           13,200                  247,500
    CVS Corp.                                                           42,400                1,297,440
    Dollar Tree Stores, Inc.*                                           30,300                1,194,123
    Family Dollar Stores, Inc.                                           5,500                  193,875
    Pier 1 Imports, Inc.                                                12,100                  254,100
    Tiffany & Co.                                                       45,700                1,608,640
                                                                                           ------------
                                                                                           $  6,764,678
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    ARAMARK Corp.*                                                       6,210             $    155,250
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                        112,100             $  2,230,790
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.2%
    American Tower Corp., "A"*                                         452,770             $  1,562,057
    SBA Communications Corp.*                                           23,500                   33,135
                                                                                           ------------
                                                                                           $  1,595,192
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 9.7%
    Advanced Fibre Communications, Inc.*                               123,130             $  2,036,570
    Aware, Inc.*                                                        12,700                   48,260
    CIENA Corp.*                                                       192,234                  805,460
    Computer Network Technology Corp.*                                  29,700                  182,061
    Crown Castle International Corp.*                                  658,300                2,587,119
    EchoStar Communications Corp.*                                     196,530                3,647,597
    Emulex Corp.*                                                       85,300                1,920,103
    Juniper Networks, Inc.*                                             98,800                  558,220
    Tekelec Co.*                                                        74,300                  596,629
    QLogic Corp.*                                                       18,300                  697,230
                                                                                           ------------
                                                                                           $ 13,079,249
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $124,639,287
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.1%
  Bermuda - 4.5%
    Ace Ltd. (Insurance)                                                71,500             $  2,259,400
    XL Capital Ltd. (Insurance)                                         44,400                3,760,680
                                                                                           ------------
                                                                                           $  6,020,080
-------------------------------------------------------------------------------------------------------
  Canada - 0.6%
    Biovail Corp. (Pharmaceuticals)*                                    27,000             $    781,920
-------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    SmartForce PLC (Internet)*                                         173,500             $    589,900
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.6%
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                         72,600             $  1,873,806
    Willis Group Holdings Ltd. (Insurance)*                             91,300                3,004,683
                                                                                           ------------
                                                                                           $  4,878,489
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 12,270,389
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $205,487,070)                                               $136,909,676
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.8%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                                  $  2,382             $  2,382,000
-------------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $2,679,435 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $  2,679             $  2,679,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $210,548,070)                                          $141,970,676

Other Assets, Less Liabilities - (5.5)%                                                      (7,411,997)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $134,558,679
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $210,548,070)            $141,970,676
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     29,621,367
  Receivable for investments sold                                     5,821,108
  Interest and dividends receivable                                      31,035
  Receivable from investment adviser                                    148,647
  Other assets                                                              441
                                                                   ------------
      Total assets                                                 $177,593,274
                                                                   ------------
Liabilities:
  Payable to custodian                                             $     29,721
  Payable for investments purchased                                  13,327,889
  Collateral for securities loaned, at value                         29,621,367
  Payable to affiliates for management fee                                6,579
  Accrued expenses and other liabilities                                 49,039
                                                                   ------------
      Total liabilities                                            $ 43,034,595
                                                                   ------------
Net assets                                                         $134,558,679
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $295,842,740
  Unrealized depreciation on investments                            (68,577,394)
  Accumulated net realized loss on investments                      (92,706,667)
                                                                   ------------
      Total                                                        $134,558,679
                                                                   ============
Shares of beneficial interest outstanding                           20,759,653
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $6.48
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $     275,185
    Interest                                                            228,518
    Income on securities loaned                                         108,465
                                                                  -------------
      Total investment income                                     $     612,168
                                                                  -------------
  Expenses -
    Management fee                                                $   1,111,052
    Trustees' compensation                                                7,256
    Shareholder servicing agent fee                                      13,905
    Administrative fee                                                   20,761
    Custodian fee                                                        81,821
    Printing                                                             14,213
    Postage                                                                  24
    Auditing fees                                                        30,174
    Legal fees                                                            7,283
    Registration fees                                                    66,442
    Miscellaneous                                                         5,606
                                                                  -------------
      Total expenses                                              $   1,358,537
    Fees paid indirectly                                                 (6,356)
    Reduction of expenses by investment adviser                        (148,647)
                                                                  -------------
      Net expenses                                                $   1,203,534
                                                                  -------------
        Net investment loss                                       $    (591,366)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss on investment transactions (identified cost
    basis)                                                        $ (90,532,402)
  Change in unrealized depreciation on investments                  (34,582,045)
                                                                  -------------
      Net realized and unrealized loss on investments             $(125,114,447)
                                                                  -------------
          Decrease in net assets from operations                  $(125,705,813)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2002                    2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $    (591,366)           $   (277,289)
  Net realized gain (loss) on investments                          (90,532,402)             22,894,373
  Net unrealized loss on investments                               (34,582,045)            (53,988,915)
                                                                 -------------            ------------
    Decrease in net assets from operations                       $(125,705,813)           $(31,371,831)
                                                                 -------------            ------------
Distributions declared to shareholders -
  From net realized gain on investments                          $  (2,279,044)           $(58,515,962)
  In excess of net realized gain on investments                     (1,645,201)                   --
                                                                 -------------            ------------
      Total distributions declared to shareholders               $  (3,924,245)           $(58,515,962)
                                                                 -------------            ------------
Net increase in net assets from fund share transactions          $  18,727,816            $208,344,406
                                                                 -------------            ------------
      Total increase (decrease) in net assets                    $(110,902,242)           $118,456,613
Net assets:
  At beginning of period                                           245,460,921             127,004,308
                                                                 -------------            ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                             $ 134,558,679            $245,460,921
                                                                 =============            ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                             -------------------------------------------------------------------------------
                                                  2002              2001              2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $13.04            $26.08            $16.28           $15.04           $12.25
                                                ------            ------            ------           ------           ------
Income from investment operations# -
  Net investment loss(S)                        $(0.03)           $(0.03)           $(0.08)          $(0.01)          $(0.02)
  Net realized and unrealized gain (loss)
    on investments                               (6.31)            (3.49)            12.51             2.96             3.45
                                                ------            ------            ------           ------           ------
      Total from investment operations          $(6.34)           $(3.52)           $12.43           $ 2.95           $ 3.43
                                                ------            ------            ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments         $(0.13)           $(9.52)           $(2.63)          $(1.71)          $(0.64)
  In excess of net realized gain on
    investments                                  (0.09)             --                --               --               --
                                                ------            ------            ------           ------           ------
      Total distributions declared to
        shareholders                            $(0.22)           $(9.52)           $(2.63)          $(1.71)          $(0.64)
                                                ------            ------            ------           ------           ------
Net asset value - end of period                 $ 6.48            $13.04            $26.08           $16.28           $15.04
                                                ======            ======            ======           ======           ======
Total return                                    (49.30)%          (15.69)%           80.56%           22.05%           29.15%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.66%             0.66%             0.72%            0.66%            0.66%
  Net investment loss                            (0.32)%           (0.16)%           (0.37)%          (0.07)%          (0.17)%
Portfolio turnover                                 125%              103%              156%             147%             143%
Net assets at end of period (000 Omitted)     $134,559          $245,461          $127,004          $61,902          $48,936

  (S) From May 3, 1996 through October 31, 1999, and from July 1, 2000 through June 30, 2002, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                     $(0.04)           $(0.03)           $(0.09)          $(0.03)          $(0.04)
        Ratios (to average net assets):
          Expenses##                              0.74%             0.71%             0.75%            0.80%            0.83%
          Net investment loss                    (0.40)%           (0.21)%           (0.40)%          (0.21)%          (0.35)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreement - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $27,944,230. These loans were collateralized by cash of $29,621,367 which was invested in the following short-term obligation:

                                                                 AMORTIZED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     29,621,367         $29,621,367

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                                  JUNE 30, 2002   JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                    $1,103,546     $49,768,737
  Long-term capital gain                              2,820,699       8,747,225
                                                     ----------     -----------
Total distributions declared                         $3,924,245     $58,515,962
                                                     ==========     ===========

During the year ended June 30, 2002, accumulated net investment loss decreased by $591,366, accumulated net realized loss on investments increased by $529,064 and paid-in capital decreased by $62,302 due to differences between book and tax accounting for utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares) and net operating loss. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward                                     $(7,602,905)
Unrealized loss                                               (88,056,824)
Other temporary differences                                   (65,624,332)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010 $(7,602,905).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $240,348,784 and $219,349,566, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $230,027,500
                                                                 ------------
Gross unrealized depreciation                                    $(90,718,092)
Gross unrealized appreciation                                       2,661,268
                                                                 ------------
    Net unrealized depreciation                                  $(88,056,824)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           YEAR ENDED JUNE 30, 2002            YEAR ENDED JUNE 30, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            5,621,589       $ 47,838,460       10,495,678       $162,715,398
Shares issued to shareholders in
  reinvestment of distributions          358,587          3,829,708        4,123,126         57,187,752
Shares reacquired                     (4,038,896)       (32,940,352)        (670,262)       (11,558,744)
                                      ----------       ------------       ----------       ------------
    Net increase                       1,941,280       $ 18,727,816       13,948,542       $208,344,406
                                      ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,985 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of the MFS Institutional Trust and the Shareholders of the MFS Institutional Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Mid Cap Growth Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Mid Cap Growth Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002
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FEDERAL TAX INFORMATION (Unaudited)

The fund has designated $2,820,699 as a capital gain dividend for the year ended June 30, 2002.

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.82%.
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(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                               IMC-2  8/02  400